UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 28, 2006

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

J. Stuart K. Prosser and Sealed Air Limited, a U.K. subsidiary of Sealed Air Corporation (the registrant, being hereinafter referred to as the “Company”), have entered into a Contract for Services, dated as of December 28, 2006 (the “Services Contract”).  Mr. Prosser, a former Senior Vice President and a named executive officer of the Company (for whom disclosure was required in the Company’s 2006 Proxy Statement under Item 402 of Regulation S-K), is retiring from the Company effective December 31, 2006.  Under the Services Contract, Mr. Prosser will supply consulting services to Sealed Air Limited or its affiliates.  The nature of the consulting services involves (1) sustainable packaging; (2) business opportunities; (3) acquisition opportunities; and (4) other projects as may be assigned.  The term of the Services Contract is from January 1, 2007 through December 31, 2007 and provides for two extensions of one year each upon mutual agreement to the parties. For his services, Mr. Prosser would be paid at an annual rate of 100,000 British Pounds, payable in the following manner:  12 equal payments of 8,333.34 British Pounds payable on the last day of each month for the term of the Services Contract, with the first payment due and payable on January 31, 2007 and the last payment due and payable on December 31, 2007.  Any extensions of the Services Contract would be at the same annual rate and monthly payment manner. If Mr. Prosser performs additional services beyond those indicated in the Services Contract, he may be eligible for additional remuneration.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10

Contract for Services, dated as of December 28, 2006, between Sealed Air Limited, a U.K. subsidiary of the Company, and J. Stuart K. Prosser, a former Senior Vice President of the Company, pursuant to which Mr. Prosser shall provide consulting services to Sealed Air Limited or its affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ H. Katherine White
Name:	H. Katherine White
Title:	Vice President, General Counsel
and Secretary

Dated:  December 28, 2006

EXHIBIT INDEX

Exhibit No.	Description

10

Contract for Services, dated as of December 28, 2006, between Sealed Air Limited, a U.K. subsidiary of the Company, and J. Stuart K. Prosser, a former Senior Vice President of the Company, pursuant to which Mr. Prosser shall provide consulting services to Sealed Air Limited or its affiliates.